SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 1999

                                NBT BANCORP INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                       0-14703                      16-1268674
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(State or Other               Commission File No.            (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)

          52 South Broad Street, Norwich, New York                    13815
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         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code       607/337-2265
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On November 15, 1994, the Board of Directors of the Registrant declared a dividend distribution of one Right for each outstanding share of Registrant's Common Stock to stockholders of record at the close of business on November 15, 1994. See the Registrant's Form 8-A, dated November 29, 1994, for a complete description of the Rights Agreement between the Registrant and American Stock Transfer Trust Company (the "Rights Agreement"), as Rights Agent (the "Rights Agent"). Since adoption of the Rights Agreement, new certificates for the Registrant's Common Stock issued after November 15, 1994, contained a notation incorporating the Rights Agreement by reference.

         At a special meeting of the Registrant's Board of Directors held on November 22, 1999, the Board adopted amendments to the Rights Agreement. These amendments were occasioned by a decision of the Delaware Supreme Court in a case not involving the Registrant that invalidated the delayed redemption provision in a stockholder rights plan. The Rights Agreement contains such a "continuing directors" feature that would be invalid under Delaware law in view of the Court's decision. Additionally, the Rights Agreement provides in a "permitted transaction" exception that only directors who are not officers of the Registrant and who are not representatives, nominees, affiliates, or associates of an Acquiring Person, as defined, may make a decision whether a transaction is a Permitted Transaction. This provision is of questionable validity in view of the Delaware court decision.

         Accordingly, the Registrant's Board of Directors has determined to adopt amendments to the Rights Agreement that will eliminate both the continuing directors and permitted transaction features of the Rights Agreement. The amendments were adopted by the Registrant and the Rights Agent on December 16, 1999.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                    EXHIBITS.

                  4.1 Rights Agreement, dated as of November 15, 1994, between NBT Bancorp Inc. and American Stock Transfer Trust Company as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Registrant's Form 8-A, dated November 25, 1994, File No. 0-14703).

                  4.2 Amendment to Rights Agreement, dated as of December 16, 1999 between NBT Bancorp Inc. and American Stock Transfer Trust Company (filed herewith).





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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NBT BANCORP INC.


                                          By: /s/ Michael J. Chewens
                                              ----------------------
                                                  Michael J. Chewens
                                                  Executive Vice President and
                                                  Chief Financial Officer

Date:    December 21, 1999

                                  EXHIBIT INDEX

                  4.2 Amendment to Rights Agreement, dated as of December 16, 1999 between NBT Bancorp Inc. and American Stock Transfer Trust Company (filed herewith).